UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2013

Item 1. Schedule of Investments.

Consolidated

STATEMENT OF INVESTMENTS Unaudited

	Principal Amount	Value
Mortgage-Backed Obligation—0.1%
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[1,2]	$645,555	$41,961
Total Mortgage-Backed Obligations (Cost $481,670)
U.S. Government Obligations—30.2%
U.S. Treasury Nts.:
0.125%, 7/31/14-4/30/15	9,100,000	9,085,735
0.25%, 1/31/14-7/15/15[3]	7,150,000	7,155,629
0.375%, 11/15/14-2/15/16[3]	12,900,000	12,909,434
0.50%, 10/15/13[3,4]	26,000,000	26,005,070
0.625%, 7/15/14[3]	4,500,000	4,518,895
0.75%, 12/15/13	150,000	150,223
0.789%, 11/15/13[3]	4,350,000	4,352,549
1.00%, 1/15/14	6,725,000	6,744,045
1.25%, 2/15/14-10/31/15[3]	12,750,000	12,891,768
1.75%, 1/31/14-5/31/16	3,340,000	3,391,840
1.875%, 2/28/14-4/30/14	7,200,000	7,257,907
2.00%, 11/30/13-4/30/16[3]	3,250,000	3,348,009
2.25%, 5/31/14-1/31/15[3]	8,850,000	9,035,051
2.375%, 8/31/14-2/28/15[3]	11,950,000	12,253,464
2.50%, 4/30/15	1,000,000	1,035,781
4.125%, 5/15/15[3]	4,800,000	5,101,502
4.25%, 8/15/14-8/15/15[3]	5,320,000	5,622,704
4.75%, 5/15/14	200,000	205,805

Total U.S. Government Obligations (Cost $130,928,198)		131,065,411
Structured Securities—16.1%
Canadian Imperial Bank of Commerce, Oppenheimer Quarterly Roll Index Linked Nts., 0.088%, 8/6/14[5]	24,300,000	25,738,560
Canadian Imperial Bank of Commerce, Dow Jones-UBS Commodity Index Total Return 2 Month Forward Linked Nts., 0.014%, 5/16/14[5,6]	14,000,000	10,315,121
Canadian Imperial Bank of Commerce, Dow Jones-UBS Precious Metals 3 Month Forward Sub-Index Total Return Linked Nts., 0.012%, 4/9/14[5]	5,000,000	4,552,000
Morgan Stanley, Dow Jones-UBS Commodity Index Total Return 2 Month Forward Linked Nts., 0.153%, 4/9/14[5,6]	25,000,000	18,438,040
UBS AG (London Branch), Dow Jones-UBS Commodity Index Total Return 2 Month Forward Linked Nts., 0.09%, 4/9/14[5,6]	15,000,000	11,060,745

Total Structured Securities (Cost $83,300,000)		70,104,466
Short-Term Notes—7.5%
Federal Home Loan Bank:
0.03%, 1/2/14	1,000,000	999,974
0.05%, 10/18/13	3,400,000	3,399,920
0.07%, 10/4/13	1,000,000	999,994
0.075%, 11/13/13-11/18/13	1,150,000	1,149,987
0.08%, 2/28/14	1,000,000	999,917
0.085%, 1/15/14	1,000,000	999,971
0.09%, 10/11/13-1/24/14	12,650,000	12,649,392

1    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Short-Term Notes Continued
Federal Home Loan Bank: Continued
0.095%, 1/29/14	$3,000,000	$2,999,901
0.10%, 10/16/13-2/12/14	6,500,000	6,499,622
0.115%, 1/3/14	1,800,000	1,799,953
0.125%, 12/18/13	400,000	399,991

Total Short-Term Notes (Cost $32,896,004)		32,898,622

	Exchange	Exercise Price		Expiration Date	Contracts
Exchange-Traded Options Purchased—0.2%
Coffee “C” Futures, 12/18/13 Call[7]	NYB	USD	120.000	11/8/13	USD	50	29,625
Coffee “C” Futures, 12/18/13 Put[7]	NYB	USD	120.000	11/8/13	USD	50	147,750
Corn Futures, 12/13/13 Call[7]	CBT	USD	600.000	11/22/13	USD	301	1,881
Corn Futures, 12/13/13 Call[7]	CBT	USD	550.000	11/22/13	USD	350	6,563
Cotton No. 2 Futures, 12/6/13 Call[7]	NYB	USD	90.000	11/8/13	USD	100	71,500
Gold (100 oz.) Futures, 12/27/13 Put[7]	CMX	USD	900.000	11/25/13	USD	40	1,600
Gold (100 oz.) Futures, 12/27/13 Call[7]	CMX	USD	1,450.000	11/25/13	USD	100	78,000
London Metal Exchange Copper Futures, 12/27/13 Put[7]	LME	USD	7,000.000	12/4/13	USD	40	111,970
London Metal Exchange Zinc Futures, 12/16/13 Call[7]	LME	USD	2,000.000	12/4/13	USD	100	69,675
Natural Gas Futures, 10/29/13 Call[7]	NYM	USD	4.000	10/28/13	USD	100	14,000
Silver Futures, 12/13/13 Put[7]	CMX	USD	18.000	11/25/13	USD	150	119,250
Soybean Futures, 11/14/13 Call[7]	CBT	USD	1,300.000	10/25/13	USD	200	213,750
Soybean Futures, 11/22/13 Call[7]	CBT	USD	1,350.000	10/25/13	USD	100	4,000
Wheat Futures, 12/13/13 Call[7]	CBT	USD	685.000	11/22/13	USD	50	53,125
Wheat Futures, 12/13/13 Put[7]	CBT	USD	685.000	11/22/13	USD	50	69,375

Total Exchange-Traded Options Purchased (Cost $1,759,096)							992,064

2    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—44.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[8,9] (Cost $194,014,372)	194,014,372	$194,014,372
Total Investments, at Value (Cost $443,379,340)	98.8%	429,116,896
Assets in Excess of Other Liabilities	1.2%	5,040,916

Net Assets	100.0%	$434,157,812

Footnotes to Consolidated Statement of Investments

1.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying consolidated Notes.
2.	Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $41,961, which represents 0.01% of the Fund’s net assets. See accompanying consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	$481,670	$41,961	$439,709

3.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $21,389,379. See accompanying consolidated Notes.
4.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,451,063. See accompanying consolidated Notes.
5.	Represents the current interest rate for a variable or increasing rate security.
6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,813,906 or 9.17% of the Fund’s net assets as of September 30, 2013.
7.	Non-Income producing security.
8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	280,801,983	206,229,150	293,016,761	194,014,372

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$194,014,372	$187,092

9.	Rate shown is the 7-day yield as of September 30, 2013.

3    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Futures Contracts as of September 30, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
Brent Crude Oil	ICE	Buy	10/16/13	100	$(213,427)
Brent Crude Oil	ICE	Buy	11/14/13	25	(20,564)
Coffee “C”	NYB	Buy	12/18/13	22	(2,179)
Cotton No. 2	NYB	Buy	12/06/13	7	(1,243)
Gas Oil	ICE	Buy	12/12/13	25	(26,784)
Gold (100 oz.)	CMX	Buy	12/27/13	83	238,332
Lean Hogs	CME	Buy	2/14/14	25	(5,812)
Lean Hogs	CME	Sell	10/14/13	5	(14,262)
Lean Hogs	CME	Sell	12/13/13	25	17,519
Natural Gas	NYM	Sell	10/29/13	23	46,481
RBOB Gasoline	NYM	Sell	11/29/13	25	54,927
RBOB Gasoline	ICE	Sell	11/27/13	25	45,011
Soybean	CBT	Buy	11/14/13	50	18,512
WTI Crude Oil	NYM	Buy	11/20/14	299	512,836
WTI Crude Oil	ICE	Sell	10/21/13	100	537,153
WTI Crude Oil	NYM	Sell	11/20/13	299	(1,099,294)

					$87,206

Exchange-Traded Options Written at September 30, 2013:

Description	Exchange	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
Corn Futures, 12/13/13 Call	CBT	USD	460.000	11/22/13	USD	(50)	$40,521	$(20,312)
Corn Futures, 12/13/13 Put	CBT	USD	460.000	11/22/13	USD	(50)	40,521	(66,563)
Cotton No. 2 Futures, 12/6/13 Put	NYB	USD	85.000	11/8/13	USD	(50)	91,912	(38,500)
Cotton No. 2 Futures, 12/6/13 Call	NYB	USD	85.000	11/8/13	USD	(50)	91,661	(93,750)
Gold (100 oz.) Futures, 12/27/13 Call	CMX	USD	1300.000	11/25/13	USD	(50)	202,399	(292,000)
Palladium Futures, 12/27/13 Call	NYM	USD	780.000	11/20/13	USD	(50)	57,822	(38,350)
Silver Futures, 12/27/13 Call	CMX	USD	30.000	11/25/13	USD	(25)	14,950	(5,625)
Sugar #11 World Futures, 3/7/14 Call	NYB	USD	18.000	2/18/14	USD	(250)	180,995	(240,800)

Total of Exchange-Traded Options Written							$720,781	$(795,900)

4    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Total Return Swaps at September 30, 2013:

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
MLCILRLE Index	MLCI	Receive	Official settlement price of MLCILRLE Index	10/3/13	USD	12,000	$131,488
MLCILROE Index	MLCI	Receive	Official settlement price of MLCILROE Index	10/3/13	USD	56,500	(2,214,071)
MLCILRAE Index	MLCI	Receive	Official settlement price of MLCILRAE Index	10/3/13	USD	63,000	(1,369,748)
MLCILRIE Index	MLCI	Receive	Official settlement price of MLCILRIE Index	10/3/13	USD	34,000	955,220
CIBZNGLO Index	CIBC	Receive	Official settlement price of CIBZNGLO Index	10/3/13	USD	26,250	(943,183)
MLCILRIE Index	MLCI	Receive	Official settlement price of MLCILRIE Index	11/5/13	USD	35,000	—
MLCILRLE Index	MLCI	Receive	Official settlement price of MLCILRLE Index	11/5/13	USD	12,000	—
MLCILROE Index	MLCI	Receive	Official settlement price of MLCILROE Index	11/5/13	USD	54,500	—
MLCILRAE Index	MLCI	Receive	Official settlement price of MLCILRAE Index	11/5/13	USD	62,000	—
CIBZNGLO Index	CIBC	Receive	Official settlement price of CIBZNGLO Index	11/5/13	USD	25,000	—

Total of Over-the-Counter Total Return Swaps							$(3,440,294)

5    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

*	Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations:

MLCI	Merrill Lynch Commodities, Inc.
CIBC	Canadian Imperial Bank of Commerce

Definitions
CIBZNGLO Index	CIBC Natural Gas Long Only Commodity Index
MLCILRAE Index	Merrill Lynch Commodities Long Pre-Roll Agriculture ER Index
MLCILRIE Index	Merrill Lynch Commodities Long Pre-Roll Industrial Metals ER Index
MLCILRLE Index	Merrill Lynch Commodities Long Pre-Roll Livestock ER Index
MLCILROE Index	DJ Petroleum rolling from -11 to 4 ER Index

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
CMX	Commodity Exchange, Inc.
ICE	Ice Futures U.S., Inc.
LME	London Metal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange

6    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Change in Method of Accounting. The accompanying Consolidated Statement of Investments reflect the financial position of the Fund and its Subsidiary on a consolidated basis. Prior to June 28, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the Statement of Investments of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the holdings of the Subsidiary within its Statement of Investments. The result of the policy change did not have an impact on total net assets of the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

Cost	$481,670
Market Value	$41,961
Market Value as a % of Net Assets	0.01%

Investment in RAF Fund Ltd. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager and the Sub-Adviser.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At September 30, 2013, the Fund owned 4,000,000 shares with a market value of $95,806,056.

7    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the

8    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

9    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

10    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$—	$41,961	$41,961
U.S. Government Obligations	—	131,065,411	—	131,065,411
Structured Securities	—	70,104,466	—	70,104,466
Short-Term Notes	—	32,898,622	—	32,898,622
Exchange-Traded Options Purchased	561,544	430,520	—	992,064
Investment Company	194,014,372	—	—	194,014,372

Total Investments, at Value	194,575,916	234,499,019	41,961	429,116,896
Other Financial Instruments:
Swaps, at value	—	1,086,708	—	1,086,708
Variation margin receivable	294,980	—	—	294,980

Total Assets	$194,870,896	$235,585,727	$41,961	$430,498,584

Liabilities Table
Other Financial Instruments:
Options written, at value	$(422,850)	$(373,050)	$—	$(795,900)
Swaps, at value	—	(4,527,002)	—	(4,527,002)
Variation margin payable	(267,635)	—	—	(267,635)

Total Liabilities	$(690,485)	$(4,900,052)	$—	$(5,590,537)

11    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase,ecrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

12    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

13    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $167,100,681 and $46,132,834 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual commodities to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

14    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on individual commodities to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $406,560 and $366,664 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $429,600 and $479,413 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended September 30, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2012	629	$124,415	92	$58,081
Options written	3,589	4,031,876	2,069	3,567,671
Options closed or expired	(2,458)	(1,219,776)	(715)	(1,141,253)
Options exercised	(1,285)	(2,348,167)	(1,346)	(2,352,066)

Options outstanding as of September 30, 2013	475	$588,348	100	$132,433

15    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

16    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $16,325,000 and $77,775,000 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

17    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

18    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Consolidated

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$443,379,368
Federal tax cost of other investments	10,955,513

Total federal tax cost	$454,334,881

Gross unrealized appreciation	$4,361,397
Gross unrealized depreciation	(22,052,076)

Net unrealized depreciation	$(17,690,679)

19    OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013